Exhibit 99

HEI

CATALYST FOR A BETTER HAWAIʻI

2021 Statistical Supplement
Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2021 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$2,850,379	$2,579,775	$2,873,948	$2,860,849	$2,555,625
Net income for common stock	246,166	197,824	217,882	201,774	165,297
Basic earnings per common share	2.25	1.81	2.00	1.85	1.52
Diluted earnings per common share	2.25	1.81	1.99	1.85	1.52
Dividends per common share	1.36	1.32	1.28	1.24	1.24
Operating income (loss)
Electric utility	$279,558	$268,550	$254,378	$241,661	$263,524
Bank	128,203	61,809	110,909	108,235	99,536
Other	(21,695)	(18,866)	(17,266)	(16,540)	(16,827)
	$386,066	$311,493	$348,021	$333,356	$346,233
Assets [1]
Electric utility	$6,491,625	$6,457,373	$6,388,682	$5,967,503	$5,630,613
Bank	9,181,603	8,396,533	7,233,017	7,027,894	6,798,659
Other	149,409	150,101	123,552	108,654	104,888
	$15,822,637	$15,004,007	$13,745,251	$13,104,051	$12,534,160
Capital structure [1,2]
Short-term borrowings - other than bank	$53,998	$129,379	$185,710	$73,992	$117,945
Long-term debt, net - other than bank	2,321,937	2,119,129	1,964,365	1,879,641	1,683,797
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,390,884	2,337,502	2,280,260	2,162,280	2,097,386
	$4,801,112	$4,620,303	$4,464,628	$4,150,206	$3,933,421
Capital structure ratios [1,2]
Short-term borrowings - other than bank	1.1%	2.8%	4.2%	1.8%	3.0%
Long-term debt, net - other than bank	48.4	45.9	44.0	45.3	42.8
Preferred stock of subsidiaries	0.7	0.7	0.8	0.8	0.9
Common stock equity	49.8	50.6	51.0	52.1	53.3
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	190%	165%	224%	184%	188%
Price earnings ratio [3]	18.4x	19.6x	23.5x	19.8x	23.8x
Return on average common equity	10.4%	8.6%	9.8%	9.5%	7.9%
Indicated annual yield [1]	3.3%	3.7%	2.7%	3.4%	3.4%
Dividend payout ratio	60%	73%	64%	67%	82%
Full-time employees
HEI (includes Pacific Current)	49	49	50	46	41
Hawaiian Electric and its subsidiaries	2,469	2,579	2,675	2,704	2,724
ASB	1,079	1,064	1,111	1,148	1,115
	3,597	3,692	3,836	3,898	3,880

Note:
This report should be read in conjunction with HEI’s Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2021 presentation. Financial data for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU No. 2017-07 and the reclassification of contributions in aid of construction balances from liabilities to assets, which reduced the respective balances.

1 At December 31.
[2] Excludes ASB's deposit liabilities and other borrowings.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2021	2020	2019	2018	2017
(in thousands, except per share amounts)
Revenues
Electric utility	$2,539,636	$2,265,320	$2,545,942	$2,546,525	$2,257,566
Bank	306,398	313,511	327,917	314,275	297,640
Other	4,345	944	89	49	419
Total revenues	2,850,379	2,579,775	2,873,948	2,860,849	2,555,625
Expenses
Electric utility	2,260,078	1,996,770	2,291,564	2,304,864	1,994,042
Bank	178,195	251,702	217,008	206,040	198,104
Other	26,040	19,810	17,355	16,589	17,246
Total expenses	2,464,313	2,268,282	2,525,927	2,527,493	2,209,392
Operating income (loss)
Electric utility	279,558	268,550	254,378	241,661	263,524
Bank	128,203	61,809	110,909	108,235	99,536
Other	(21,695)	(18,866)	(17,266)	(16,540)	(16,827)
Total operating income	386,066	311,493	348,021	333,356	346,233
Retirement defined benefits credit (expense)—other than service costs	5,848	(3,210)	(2,806)	(5,962)	(7,942)
Interest expense, net—other than on deposit liabilities and other bank borrowings	(94,363)	(88,694)	(90,899)	(88,677)	(78,972)
Allowance for borrowed funds used during construction	3,250	2,992	4,453	4,867	4,778
Allowance for equity funds used during construction	9,534	8,768	11,987	10,877	12,483
Gain on sale of investment securities, net	528	9,275	653	—	—
Income before income taxes	310,863	240,624	271,409	254,461	276,580
Income taxes	62,807	40,910	51,637	50,797	109,393
Net income	248,056	199,714	219,772	203,664	167,187
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$246,166	$197,824	$217,882	$201,774	$165,297
Basic earnings per common share	$2.25	$1.81	$2.00	$1.85	$1.52
Diluted earnings per common share	$2.25	$1.81	$1.99	$1.85	$1.52
Weighted-average number of common shares outstanding	109,282	109,140	108,949	108,855	108,749
Weighted-average shares assuming dilution	109,580	109,356	109,407	109,146	108,933

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2021	2020	2019	2018	2017
(in thousands)
Net income for common stock	$246,166	$197,824	$217,882	$201,774	$165,297
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	(51,636)	19,143	27,382	(9,472)	(4,370)
Reclassification adjustment for net realized gains included in net income, net of taxes	(387)	(1,638)	(478)	—	—
Derivatives qualified as cash flow hedges:
Unrealized interest rate hedging losses, net of tax benefits	(312)	(1,750)	(1,177)	(436)	—
Reclassification adjustment to net income, net of taxes	37	—	—	—	454
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	153,121	(60,529)	10,914	(28,101)	65,531
Adjustment for amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	19,253	23,689	10,107	21,015	15,737
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(171,345)	39,860	(16,177)	8,325	(78,724)
Other comprehensive income (loss), net of taxes	(51,269)	18,775	30,571	(8,669)	(1,372)
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$194,897	$216,599	$248,453	$193,105	$163,925

Note:
See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2021 presentation. Income statement amounts for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU No. 2017-07. A reconciliation of GAAP to non-GAAP measures is located in the Appendix.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2021	2020	2019	2018	2017
(in thousands)
ASSETS
Cash and cash equivalents	$305,551	$341,421	$196,813	$169,208	$261,881
Restricted cash	5,911	17,558	30,872	—	—
Accounts receivable and unbilled revenues, net	344,213	281,216	300,794	325,672	263,209
Available-for-sale investment securities, at fair value	2,574,618	1,970,417	1,232,826	1,388,533	1,401,198
Held-to-maturity investment securities, at amortized cost	522,270	226,947	139,451	141,875	44,515
Stock in Federal Home Loan Bank, at cost	10,000	8,680	8,434	9,958	9,706
Loans, net	5,150,388	5,260,917	5,080,107	4,792,707	4,628,381
Property, plant and equipment, net	5,392,068	5,265,735	5,109,628	4,830,118	4,460,248
Operating lease right-of-use assets	122,416	153,069	199,171	—	—
Regulatory assets	565,543	766,708	715,080	833,426	869,297
Other	747,469	629,149	649,885	530,364	513,535
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$15,822,637	$15,004,007	$13,745,251	$13,104,051	$12,534,160

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$225,433	$205,894	$245,574	$243,027	$219,551
Deposit liabilities	8,172,212	7,386,957	6,271,902	6,158,852	5,890,597
Short-term borrowings - other than bank	53,998	129,379	185,710	73,992	117,945
Other bank borrowings	88,305	89,670	115,110	110,040	190,859
Long-term debt, net - other than bank	2,321,937	2,119,129	1,964,365	1,879,641	1,683,797
Deferred income taxes	384,760	395,089	379,324	372,518	388,430
Operating lease liabilities	136,760	160,432	199,571	—	—
Regulatory liabilities	996,768	959,786	972,310	950,236	880,770
Defined benefit pension and other postretirement benefit plans liability	348,072	567,438	513,287	538,384	509,514
Other	669,215	618,438	583,545	580,788	521,018
Total liabilities	13,397,460	12,632,212	11,430,698	10,907,478	10,402,481
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock	1,685,496	1,678,368	1,678,257	1,669,267	1,662,491
Retained earnings	757,921	660,398	622,042	543,623	476,836
Accumulated other comprehensive loss, net of tax benefits	(52,533)	(1,264)	(20,039)	(50,610)	(41,941)
Total shareholders' equity	2,390,884	2,337,502	2,280,260	2,162,280	2,097,386
Total liabilities and shareholders' equity	$15,822,637	$15,004,007	$13,745,251	$13,104,051	$12,534,160

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. 2019 amounts reflect the adoption of ASU No. 2016-02; pursuant to an election permissible under such standard, the Company did not reassess its prior conclusions about whether expired or existing contracts are or contain leases. Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to "Property, plant and equipment, net" assets, which reduced the respective balances.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2016	$108,583	$1,660,910	$438,972	$(33,129)	$2,066,753
Net income for common stock	—	—	165,297	—	165,297
Other comprehensive loss, net of tax benefits	—	—	—	(1,372)	(1,372)
Reclass of AOCI for tax rate reduction impact	—	—	7,440	(7,440)	—
Issuance of common stock:
Share-based plans	205	4,664	—	—	4,664
Share-based expense and other, net	—	(3,083)	—	—	(3,083)
Common stock dividends ($1.24 per share)	—	—	(134,873)	—	(134,873)
Balance, December 31, 2017	108,788	1,662,491	476,836	(41,941)	2,097,386
Net income for common stock	—	—	201,774	—	201,774
Other comprehensive loss, net of tax benefits	—	—	—	(8,669)	(8,669)
Issuance of common stock:
Share-based plans	91	2,650	—	—	2,650
Share-based expense and other, net	—	4,126	—	—	4,126
Common stock dividends ($1.24 per share)	—	—	(134,987)	—	(134,987)
Balance, December 31, 2018	108,879	1,669,267	543,623	(50,610)	2,162,280
Net income for common stock	—	—	217,882	—	217,882
Other comprehensive income, net of tax benefits	—	—	—	30,571	30,571
Issuance of common stock:
Share-based plans	94	3,092	—	—	3,092
Share-based expense and other, net	—	5,898	—	—	5,898
Common stock dividends ($1.28 per share)	—	—	(139,463)	—	(139,463)
Balance, December 31, 2019	108,973	1,678,257	622,042	(20,039)	2,280,260
Impact of adoption of ASU No. 2016-13	—	—	(15,372)	—	(15,372)
Balance, January 1, 2020, after the adoption of ASU No. 2016-13	108,973	1,678,257	606,670	(20,039)	2,264,888
Net income for common stock	—	—	197,824	—	197,824
Other comprehensive income, net of tax benefits	—	—	—	18,775	18,775
Issuance of common stock:
Share-based plans	208	3,973	—	—	3,973
Share-based expense and other, net	—	(3,862)	—	—	(3,862)
Common stock dividends ($1.32 per share)	—	—	(144,096)	—	(144,096)
Balance, December 31, 2020	109,181	1,678,368	660,398	(1,264)	2,337,502
Net income for common stock	—	—	246,166	—	246,166
Other comprehensive loss, net of tax benefits	—	—	—	(51,269)	(51,269)
Issuance of common stock:
Share-based plans	131	5,027	—	—	5,027
Share-based expense and other, net	—	2,101	—	—	2,101
Common stock dividends ($1.36 per share)	—	—	(148,643)	—	(148,643)
Balance, December 31, 2021	$109,312	$1,685,496	$757,921	$(52,533)	$2,390,884
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019
(in thousands)
Cash flows from operating activities
Net income	$248,056	$199,714	$219,772
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	246,158	238,114	229,858
Other amortization	32,544	52,664	48,255
Provision for credit losses	(25,825)	50,811	23,480
Loans originated, held for sale	(340,986)	(564,525)	(285,042)
Proceeds from sale of loans, held for sale	364,848	567,652	277,119
Gain on sale of real estate, held for sale	—	—	(10,762)
Gain on sale of investment securities, net	(528)	(9,275)	(653)
Gain on sale of loans	(9,305)	(23,734)	(4,943)
Deferred income taxes	(5,398)	(1,706)	(15,085)
Share-based compensation expense	9,135	5,810	9,986
Allowance for equity funds used during construction	(9,534)	(8,768)	(11,987)
Other	(7,060)	1,366	18,568
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(73,811)	2,533	23,933
Decrease (increase) in fuel oil stock	(45,819)	34,202	(11,493)
Decrease (increase) in regulatory assets	(13,874)	1,007	71,262
Increase (decrease) in regulatory liabilities	15,358	(16,562)	1,953
Increase (decrease) in accounts, interest and dividends payable	9,925	(20,068)	(3,054)
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	41,331	(35,610)	(27,538)
Decrease in defined benefit pension and other postretirement benefit plans liability	(6,660)	(2,029)	(4,482)
Change in other assets and liabilities, net	(52,882)	(42,189)	(36,677)
Net cash provided by operating activities	375,673	429,407	512,470
Cash flows from investing activities
Available-for-sale investment securities purchased	(1,464,644)	(1,361,594)	(108,088)
Principal repayments on available-for-sale investment securities	583,238	478,351	272,949
Proceeds from sale of available-for-sale investment securities	197,354	169,157	19,810
Purchases of held-to-maturity investment securities	(349,579)	(146,738)	(13,057)
Proceeds from repayments or maturities of held-to-maturity investment securities	53,654	59,894	15,505
Purchase of stock from Federal Home Loan Bank	(33,022)	(27,350)	(95,636)
Redemption of stock from Federal Home Loan Bank	31,702	27,104	97,160
Net decrease (increase) in loans held for investment	72,489	(229,311)	(300,210)
Proceeds from sale of residential loans	59,844	—	—
Proceeds from sale of real estate held for sale	—	—	21,060
Capital expenditures	(314,524)	(383,895)	(457,520)
Proceeds from sale of low income housing investments	—	6,725	1
Contributions to low income housing investments	(16,131)	(9,403)	(6,974)
Other, net	27	3,412	13,291
Net cash used in investing activities	$(1,179,592)	$(1,413,648)	$(541,709)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019

(in thousands)
Cash flows from financing activities
Net increase in deposit liabilities	$785,255	$1,115,055	$113,050
Net increase (decrease) in short-term borrowings with original maturities of three months or less	(10,493)	(71,219)	86,718
Proceeds from issuance of short-term debt	—	165,000	75,000
Repayment of short-term debt	(65,000)	(150,000)	(50,000)
Net increase (decrease) in other bank borrowings with original maturities of three months or less	(1,365)	(25,440)	5,070
Proceeds from issuance of other bank borrowings	—	30,000	—
Repayments of other bank borrowings	—	(30,000)	—
Proceeds from issuance of long-term debt	285,886	415,997	289,349
Repayment of long-term debt and funds transferred for repayment of long term debt	(82,262)	(178,969)	(287,285)
Withheld shares for employee taxes on vested share-based compensation	(2,006)	(5,700)	(997)
Common stock dividends	(148,643)	(144,096)	(139,463)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(3,080)	(3,203)	(1,836)
Net cash provided by financing activities	756,402	1,115,535	87,716
Net increase (decrease) in cash, cash equivalents and restricted cash	(47,517)	131,294	58,477
Cash, cash equivalents and restricted cash, January 1	358,979	227,685	169,208
Cash, cash equivalents and restricted cash, December 31	311,462	358,979	227,685
Less: Restricted cash	(5,911)	(17,558)	(30,872)
Cash and cash equivalents, December 31	$305,551	$341,421	$196,813
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31			2021	2020	2019	2018	2017
(in thousands)

Short-term borrowings - other than bank [1]			$53,998	$129,379	$185,710	$73,992	$117,945
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]			1,676,402	1,561,302	1,497,667	1,418,802	1,368,479
HEI 5.67% senior notes, due 2021			—	50,000	50,000	50,000	50,000
HEI 2.99% term loan, due 2022			150,000	150,000	150,000	150,000	150,000
HEI 3.99% senior notes, due 2023			50,000	50,000	50,000	50,000	50,000
HEI 4.58% senior notes, due 2025			50,000	50,000	50,000	50,000	—
HEI 4.72% senior notes, due 2028			100,000	100,000	100,000	100,000	—
HEI 2.82% senior notes, due 2028			30,000	—	—	—	—
HEI 2.98% senior notes, due 2030			50,000	50,000	—	—	—
HEI 3.15% senior notes, due 2031			51,000	—	—	—	—
HEI 2.78% senior notes, due 2031			25,000	—	—	—	—
HEI 3.74% senior notes, due 2051			20,000	—	—	—	—
Hamakua Energy 4.02% non-recourse notes, due 2030			52,166	56,030	59,699	63,438	67,325
Mauo LIBOR + 1.375% loan, due 2023			21,702	41,046	9,349	—	—
Mauo 4.90% non-recourse loan, due 2034			12,686	—	—	—	—
Ka`ie`ie Waho Company 2.79% non-recourse loan, due 2031			12,145	13,000	—	—	—
Less unamortized debt issuance cost			(3,164)	(2,249)	(2,350)	(2,599)	(2,007)
			2,321,937	2,119,129	1,964,365	1,879,641	1,683,797

Preferred stock of subsidiaries -
not subject to mandatory redemption			34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock			1,685,496	1,678,368	1,678,257	1,669,267	1,662,491
Retained earnings			757,921	660,398	622,042	543,623	476,836
Accumulated other comprehensive loss, net of tax benefits			(52,533)	(1,264)	(20,039)	(50,610)	(41,941)
			2,390,884	2,337,502	2,280,260	2,162,280	2,097,386
			$4,801,112	$4,620,303	$4,464,628	$4,150,206	$3,933,421

LONG-TERM DEBT MATURITIES as of December 31, 2021
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2022	2023	2024	2025	2026	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities[2]	$52,000	$100,000	$—	$47,000	$125,000	$1,360,000	$1,684,000
HEI	150,000	50,000	—	50,000	—	300,000	550,000
Hamakua Energy	4,146	4,325	4,669	4,733	3,800	30,493	52,166
Mauo	15,240	7,503	543	604	668	9,830	34,388
Ka`ie`ie Waho Company	1,209	1,209	1,209	1,209	1,209	6,100	12,145
Less unamortized debt issuance cost							(10,762)
	$222,595	$163,037	$6,421	$103,546	$130,677	$1,706,423	$2,321,937

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2] See pages 14 to 16 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
(dollars in thousands, except per share amounts)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$132,289	$121,836	$113,673	$98,260	$81,894
Hawaii Electric Light	21,180	27,493	20,817	24,481	20,146
Maui Electric	24,173	20,011	22,350	20,912	17,911

Utilities consolidated	177,642	169,340	156,840	143,653	119,951
ASB	101,234	57,583	88,973	82,509	66,997
HEI and other	(32,710)	(29,099)	(27,931)	(24,388)	(21,651)
Consolidated HEI	$246,166	$197,824	$217,882	$201,774	$165,297

Diluted earnings per common share	$2.25	$1.81	$1.99	$1.85	$1.52

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	8.5%	8.2%	8.0%	7.4%	6.5%
Hawaii Electric Light	6.5	8.9	7.0	8.4	7.0
Maui Electric	7.4	6.6	7.8	7.6	6.8
Utilities consolidated	8.1	8.1	7.8	7.6	6.6
ASB[1]	13.8	8.1	13.5	13.5	11.2
Consolidated HEI	10.4%	8.6%	9.8%	9.5%	7.9%
[1] Calculated using average daily balance

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021		2020	2019	2018	2017
(in thousands)

CAPITAL STRUCTURE[1]
Long-term debt, net, including current portion	$1,676,402		$1,561,302	$1,497,667	$1,418,802	$1,368,479
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	2,261,899		2,141,918	2,047,352	1,957,641	1,845,283
	$3,972,594		$3,737,513	$3,579,312	$3,410,736	$3,248,055
CAPITAL STRUCTURE RATIOS (%) [1]
Long-term debt, net, including current portion	42.2		41.8	41.8	41.6	42.1
Preferred stock	0.9		0.9	1.0	1.0	1.1
Common stock equity	56.9		57.3	57.2	57.4	56.8
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [2]
Hawaiian Electric	7.37		7.37	7.57	7.57	7.57
Hawaii Electric Light	7.52		7.52	7.52	7.80	7.80
Maui Electric	7.43		7.43	7.43	7.43	7.34
Earned rate-making return on simple average rate base [3]
Hawaiian Electric	7.28		6.94	6.90	6.55	6.08
Hawaii Electric Light	5.96		7.09	5.97	6.98	6.54
Maui Electric	6.61		5.82	6.37	6.26	6.10
Authorized return on simple average common equity [2]
Hawaiian Electric	9.50		9.50	9.50	9.50	9.50
Hawaii Electric Light	9.50		9.50	9.50	9.50	9.50
Maui Electric	9.50		9.50	9.50	9.50	9.00
Earned rate-making return on simple average common equity [4]
Hawaiian Electric	9.38		9.01	8.80	7.89	6.83
Hawaii Electric Light	7.02		9.23	6.72	8.08	7.30
Maui Electric	8.22		7.11	7.95	7.38	6.84
Book return on simple average common equity [5]
Hawaiian Electric	8.53		8.20	8.02	7.36	6.46
Hawaii Electric Light	6.51		8.92	7.00	8.41	6.97
Maui Electric	7.41		6.65	7.79	7.59	6.76

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,510	[6]	$2,425	$2,289	$2,125	$1,975
Hawaii Electric Light	560	[6]	540	521	505	490
Maui Electric	531	[6]	514	493	462	438
	$3,601		$3,479	$3,303	$3,092	$2,903
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [1,7]	36.8		36.4	35.9	36.3	36.9
Weighted-average AFUDC rate	7.1		7.1	7.4	7.3	7.7

[1] At December 31.
[2]	Reflects latest interim or final decision and order as of the end of the respective years.
[3]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[4]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[5]	Based on recorded net income divided by average common equity, simple average method.
[6]	The 12/31/21 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,546, $567 and $546, respectively.
[7]	Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to "Total property, plant and equipment, net," which reduced the respective balances.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
(in thousands)
Revenues	$2,539,636	$2,265,320	$2,545,942	$2,546,525	$2,257,566
Expenses
Fuel oil	644,349	515,274	720,709	760,528	587,768
Purchased power	670,494	568,749	633,256	639,307	586,634
Other operation and maintenance [1]	475,412	474,192	481,737	461,491	411,907
Depreciation	229,469	222,733	215,731	203,626	192,784
Taxes, other than income taxes	240,354	215,822	240,131	239,912	214,949
Total expenses [1]	2,260,078	1,996,770	2,291,564	2,304,864	1,994,042
Operating income [1]	279,558	268,550	254,378	241,661	263,524
Allowance for equity funds used during construction	9,534	8,768	11,987	10,877	12,483
Retirement defined benefits expense - other than service costs [1]	3,890	(763)	(2,836)	(3,631)	(6,003)
Interest expense and other charges, net	(72,447)	(67,794)	(70,842)	(73,348)	(69,637)
Allowance for borrowed funds used during construction	3,250	2,992	4,453	4,867	4,778
Income before income taxes	223,785	211,753	197,140	180,426	205,145
Income taxes	44,148	40,418	38,305	34,778	83,199
Net income	179,637	171,335	158,835	145,648	121,946
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	178,722	170,420	157,920	144,733	121,031
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	177,642	169,340	156,840	143,653	119,951
Retained earnings, January 1	1,282,335	1,220,129	1,164,541	1,124,193	1,091,800
Reclass of AOCI for tax rate reduction impact	—	—	—	—	209
Common stock dividends	(111,700)	(107,134)	(101,252)	(103,305)	(87,767)
Retained earnings, December 31	$1,348,277	$1,282,335	$1,220,129	$1,164,541	$1,124,193

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year. A reconciliation of GAAP to non-GAAP measures is located in the Appendix.
[1] Amounts for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU No. 2017-07.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2021	2020	2019	2018	2017
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment [1]	$7,992,489	$7,749,296	$7,485,178	$7,092,483	$6,717,311
Less accumulated depreciation	(2,940,517)	(2,819,079)	(2,690,157)	(2,577,342)	(2,476,352)
Utility property, plant and equipment, net [1]	5,051,972	4,930,217	4,795,021	4,515,141	4,240,959
Nonutility property, plant and equipment, less accumulated depreciation	6,949	6,953	6,956	6,961	7,580
Total property, plant and equipment, net [1]	5,058,921	4,937,170	4,801,977	4,522,102	4,248,539
Current assets
Cash and cash equivalents	52,169	47,360	11,022	35,877	12,517
Restricted cash	3,089	15,966	30,872	—	—
Customer accounts receivable, net	186,859	147,832	152,790	177,896	127,889
Accrued unbilled revenues, net	129,155	101,036	117,227	121,738	107,054
Other accounts receivable, net	7,267	7,673	11,568	6,215	7,163
Fuel oil stock, at average cost	104,078	58,238	91,937	79,935	86,873
Materials and supplies, at average cost	71,877	67,344	60,702	55,204	54,397
Prepayments and other	46,031	44,083	116,980	32,118	25,355
Regulatory assets	66,664	30,435	30,710	71,016	88,390
Total current assets	667,189	519,967	623,808	579,999	509,638
Other long-term assets
Operating lease right-of-use assets [2]	101,470	127,654	176,809	—	—
Regulatory assets	498,879	736,273	684,370	762,410	780,907
Other	165,166	136,309	101,718	102,992	91,529
Total other long-term assets	765,515	1,000,236	962,897	865,402	872,436
Total assets [1]	$6,491,625	$6,457,373	$6,388,682	$5,967,503	$5,630,613
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$2,261,899	$2,141,918	$2,047,352	$1,957,641	$1,845,283
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,624,427	1,561,302	1,401,714	1,418,802	1,318,516
Total capitalization	3,920,619	3,737,513	3,483,359	3,410,736	3,198,092
Current liabilities
Current portion of operating lease liabilities [2]	49,368	64,730	63,707	—	—
Current portion of long-term debt, net	51,975	—	95,953	—	49,963
Short-term borrowings from non-affiliate	—	49,979	88,987	25,000	4,999
Accounts payable	160,007	133,849	187,770	171,791	159,610
Interest and preferred dividends payable	17,325	20,350	20,728	23,215	22,575
Taxes accrued, including revenue taxes	208,280	192,524	207,992	233,333	199,101
Regulatory liabilities	29,760	37,301	30,724	17,977	3,401
Other	71,569	74,262	67,305	60,003	59,456
Total current liabilities	588,284	572,995	763,166	531,319	499,105
Deferred credits and other liabilities
Operating lease liabilities [2]	65,780	69,494	113,400	—	—
Deferred income taxes	408,634	397,798	377,150	383,197	394,041
Regulatory liabilities	967,008	922,485	941,586	932,259	877,369
Unamortized tax credits	103,945	111,915	117,868	91,522	90,369
Defined benefit pension and other postretirement benefit plans liability	321,780	530,532	478,763	503,659	472,948
Other	115,575	114,641	113,390	114,811	98,689
Total deferred credits and other liabilities	1,982,722	2,146,865	2,142,157	2,025,448	1,933,416
Total capitalization and liabilities [1]	$6,491,625	$6,457,373	$6,388,682	$5,967,503	$5,630,613

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	December 31, 2017 amounts have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to “Total property, plant and equipment, net," which reduced the respective balances.
[2]	Hawaiian Electric adopted ASU No. 2016-02 on January 1, 2019; pursuant to an election permissible under such standard, Hawaiian Electric did not reassess its prior conclusions about whether expired or existing contracts are or contain leases.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019
(in thousands)
Cash flows from operating activities
Net income	$179,637	$171,335	$158,835
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	229,469	222,733	215,731
Other amortization	21,737	33,746	29,631
Deferred income taxes	(3,829)	3,151	(16,284)
State refundable credit	(10,582)	(9,961)	(8,369)
Bad debt expense	2,183	2,115	2,150
Allowance for equity funds used during construction	(9,534)	(8,768)	(11,987)
Bill credits	2,000	—	—
Accrued environmental reserve	—	6,556	406
Other	1,350	2,610	27,459
Changes in assets and liabilities
Decrease (increase) in accounts receivable	(50,090)	(7,286)	18,822
Decrease (increase) in accrued unbilled revenues	(27,464)	15,285	4,495
Decrease (increase) in fuel oil stock	(45,840)	33,699	(12,002)
Increase in materials and supplies	(4,533)	(6,642)	(5,498)
Decrease (increase) in regulatory assets	(13,874)	1,007	71,262
Increase (decrease) in regulatory liabilities	15,358	(16,562)	1,953
Increase (decrease) in accounts payable	17,671	(33,129)	(2,051)
Change in prepaid and accrued income taxes, tax credits and revenue taxes	26,930	(37,180)	(28,523)
Decrease in defined benefit pension and other postretirement benefit plans liability	(5,154)	(4,306)	(4,448)
Change in other assets and liabilities	(52,302)	(31,852)	(17,626)
Net cash provided by operating activities	273,133	336,551	423,956
Cash flows from investing activities
Capital expenditures	(292,000)	(350,864)	(419,898)
Other	6,035	6,070	11,374
Net cash used in investing activities	(285,965)	(344,794)	(408,524)
Cash flows from financing activities
Common stock dividends	(111,700)	(107,134)	(101,252)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	54,400	34,000	35,500
Proceeds from issuance of long-term debt	115,000	255,000	280,000
Repayment of long-term debt and funds transferred for repayment of long-term debt	—	(109,000)	(283,546)
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	—	(38,987)	38,987
Proceeds from issuance of short-term debt	—	100,000	75,000
Repayment of short-term debt	(50,000)	(100,000)	(50,000)
Other	(941)	(2,209)	(2,109)
Net cash provided by (used in) financing activities	4,764	29,675	(9,415)
Net increase in cash, cash equivalents and restricted cash	(8,068)	21,432	6,017
Cash, cash equivalents and restricted cash, January 1	63,326	41,894	35,877
Cash, cash equivalents and restricted cash, December 31	55,258	63,326	41,894
Less: Restricted cash	(3,089)	(15,966)	(30,872)
Cash and cash equivalents, December 31	$52,169	$47,360	$11,022

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.
and subsidiaries' Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2021	2020	2019	2018	2017
(dollars in thousands, except par values)

				Shares outstanding
Series		Par value	Company	12/31/2021
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00%	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00%	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00%	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65%	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625%	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625%	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2021	2020	2019	2018	2017
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Series 2009, 6.50%, due 2039 - redeemed in 2019	$—	$—	$—	$90,000	$90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	40,000	40,000	40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	62,000	62,000
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2019, 3.20%, due 2039	90,000	90,000	90,000	—	—
Series 2019, 3.50%, due 2049	70,000	70,000	70,000	—	—
	362,000	362,000	362,000	292,000	292,000

Hawaii Electric Light
Series 2009, 6.50%, due 2039 - redeemed in 2019	—	—	—	60,000	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	8,000	8,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2019, 3.20%, due 2039	60,000	60,000	60,000	—	—
Series 2019, 3.50%, due 2049	2,500	2,500	2,500	—	—
	95,500	95,500	95,500	93,000	93,000

Maui Electric
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	55,000	55,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Series 2019, 3.50%, due 2049	7,500	7,500	7,500	—	—
	84,500	84,500	84,500	77,000	77,000
Total obligations to the State of Hawaii	$542,000	$542,000	$542,000	$462,000	$462,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2021	2020	2019	2018	2017
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2012A, 3.79%, due 2018	$—	$—	$—	$—	$30,000
Series 2012B, 4.03%, due 2020	—	—	62,000	62,000	62,000
Series 2012C, 4.55%, due 2023	50,000	50,000	50,000	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013A, 4.45%, due 2022	40,000	40,000	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	40,000
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	40,000	40,000
Series 2018A, 4.38%, due 2028	52,000	52,000	52,000	52,000	—
Series 2018B, 4.53%, due 2033	12,500	12,500	12,500	12,500	—
Series 2018C, 4.72%, due 2048	10,500	10,500	10,500	10,500	—
Series 2019A, 4.21%, due 2034	30,000	30,000	30,000	—	—
Series 2020A, 3.31%, due 2030	50,000	50,000	—	—	—
Series 2020B, 3.31%, due 2030	40,000	40,000	—	—	—
Series 2020C, 3.96%, due 2050	20,000	20,000	—	—	—
Series 2020D, 3.28%, due 2040	30,000	—	—	—	—
Series 2020E, 3.51%, due 2050	30,000	—	—	—	—
	820,000	760,000	712,000	682,000	637,000

Hawaii Electric Light
Series 2012A, 3.79%, due 2018	—	—	—	—	11,000
Series 2012B, 4.55%, due 2023	20,000	20,000	20,000	20,000	20,000
Series 2013A, 3.83%, due 2020	—	—	14,000	14,000	14,000
Series 2013B, 4.45%, due 2022	12,000	12,000	12,000	12,000	12,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	9,000	9,000	—
Series 2018B, 4.53%, due 2033	3,000	3,000	3,000	3,000	—
Series 2018C, 4.72%, due 2048	3,000	3,000	3,000	3,000	—
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	—	—
Series 2020A, 3.96%, due 2050	10,000	10,000	—	—	—
Series 2020B, 3.28%, due 2040	15,000	—	—	—	—
Series 2020C, 3.51%, due 2050	15,000	—	—	—	—
	152,000	122,000	126,000	116,000	112,000

Maui Electric
Series 2012A, 3.79%, due 2018	—	—	—	—	9,000
Series 2012B, 4.03%, due 2020	—	—	20,000	20,000	20,000
Series 2012C, 4.55%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65%, due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	10,000	10,000
Series 2018A, 4.38%, due 2028	6,500	6,500	6,500	6,500	—
Series 2018B, 4.53%, due 2033	2,000	2,000	2,000	2,000	—
Series 2018C, 4.72%, due 2048	1,500	1,500	1,500	1,500	—
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	—	—
Series 2020A, 3.31%, due 2030	20,000	20,000	—	—	—
Series 2020B, 3.96%, due 2050	20,000	20,000
Series 2020C, 3.51%, due 2050	25,000	—	—	—	—
	170,000	145,000	125,000	115,000	114,000
Total taxable unsecured senior notes	$1,142,000	$1,027,000	$963,000	$913,000	$863,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2021	2020	2019	2018	2017
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
6.50%, series 2004, Junior subordinated deferrable interest
debentures, due 2034 - redeemed in 2019	$—	$—	$—	$51,546	$51,546
Long-term debt, including amounts due within one year	1,684,000	1,569,000	1,505,000	1,426,546	1,376,546
Less current portion of long-term debt, net	(51,975)	—	(95,953)	—	(49,963)
Less unamortized debt issuance costs	(7,598)	(7,698)	(7,333)	(7,744)	(8,067)
Long-term debt, net	$1,624,427	$1,561,302	$1,401,714	$1,418,802	$1,318,516

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
SERVICE AREA [1]
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,335	1,344	1,348	1,355
CUSTOMER ACCOUNTS [2]
Residential	414,713	412,484	409,689	407,505	406,241
Commercial	55,201	54,861	55,077	54,888	55,328
Industrial	698	694	700	696	656
	470,612	468,039	465,466	463,089	462,225
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	308,721	307,378	306,368	305,456	304,948
Hawaii Electric Light	88,103	87,357	86,576	85,758	85,925
Maui Electric	73,788	73,304	72,522	71,875	71,352
Consolidated	470,612	468,039	465,466	463,089	462,225
MEGAWATTHOUR SALES (thousands)[2]
Residential	2,492	2,525	2,439	2,411	2,334
Commercial	2,595	2,477	2,834	2,853	2,913
Industrial	3,174	3,118	3,467	3,425	3,443
	8,261	8,120	8,740	8,689	8,690
MEGAWATTHOUR SALES MIX (%)[2]
Residential	30.2	31.1	27.9	27.7	26.9
Commercial	31.4	30.5	32.4	32.9	33.5
Industrial	38.4	38.4	39.7	39.4	39.6
	100.0	100.0	100.0	100.0	100.0
MEGAWATTHOUR SALES BY COMPANY (thousands)
Hawaiian Electric	6,169	6,183	6,563	6,526	6,548
Hawaii Electric Light	1,044	978	1,050	1,064	1,047
Maui Electric	1,048	959	1,127	1,099	1,095
Consolidated	8,261	8,120	8,740	8,689	8,690
MEGAWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	(0.2)	(6.1)	0.6	(0.4)	(1.7)
Hawaii Electric Light	6.3	(7.4)	(1.4)	1.6	(2.0)
Maui Electric	8.5	(17.5)	2.5	0.4	(2.1)
Consolidated	1.7	(7.6)	0.6	—	(1.8)
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	33	31	25	22	21
Hawaii Electric Light [4]	60	43	35	44	57
Maui Electric	50	51	41	38	34
Consolidated	38	35	28	27	27

[1] Source: State of Hawaii Data Book 2020 (prior years)
[2]	At December 31. "Industrial" is same as "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[3]	Renewable generation as a % of total sales excludes electrical energy savings from Energy Efficiency and Solar Water Heating technologies that do not count toward RPS.
4	The lower RPS% for Hawaii Electric Light in 2018-20 reflects the fact that the Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island, but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020. As of December 31, 2021, PGV’s capability of 23.9 MW has been re-incorporated into the utility’s firm contract power capability and is still working to ramp up to its pre-May 2018 capacity.
n/a: Not available
				(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
REVENUES (thousands)[1]
Electric sales revenue
Residential	$843,655	$770,135	$791,398	$788,028	$691,857
Commercial	810,658	714,620	840,915	855,736	778,930
Industrial	853,293	754,775	884,722	882,443	776,808
Total electric sales revenues	2,507,606	2,239,530	2,517,035	2,526,207	2,247,595
Other revenues	32,030	25,790	28,907	20,318	9,971
Total revenues	$2,539,636	$2,265,320	$2,545,942	$2,546,525	$2,257,566
Less:
Fuel oil	644,349	515,274	720,709	760,528	587,768
Purchased power	670,494	568,749	633,256	639,307	586,634
Taxes, other than income taxes	240,354	215,822	240,131	239,912	214,949
Net revenues	$984,439	$965,475	$951,846	$906,778	$868,215
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$1,793,372	$1,608,305	$1,803,698	$1,802,550	$1,598,504
Hawaii Electric Light	381,033	334,221	364,590	375,493	333,467
Maui Electric	365,256	323,430	378,202	368,700	325,678
Eliminations	(25)	(636)	(548)	(218)	(83)
Consolidated	$2,539,636	$2,265,320	$2,545,942	$2,546,525	$2,257,566
AVERAGE REVENUE PER KWH SOLD (cents)[1]
Residential	33.86	30.50	32.44	32.69	29.64
Commercial	31.21	28.83	29.68	30.00	26.74
Industrial	26.88	24.21	25.52	25.76	22.56
Other	34.19	31.01	29.39	29.47	26.82
	30.35	27.58	28.80	29.07	25.86
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	28.72	25.76	27.20	27.42	24.31
Hawaii Electric Light	36.00	33.65	34.30	34.93	31.68
Maui Electric	34.33	33.16	33.00	33.21	29.58
Consolidated	30.35	27.58	28.80	29.07	25.86
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	6,013	6,358	6,006	5,921	5,829
Hawaii Electric Light	5,795	5,441	5,467	5,652	5,408
Maui Electric	6,339	6,064	6,402	6,258	6,000
Consolidated	6,022	6,145	5,967	5,923	5,779
Average monthly electric sales revenue per residential customer	$170	$156	$161	$161	$143

[1]	"Industrial" is same as "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
ENERGY NET GENERATED AND PURCHASED (thousands of MWH)
Net generated
Fuel oil
Conventional oil-fired steam units	3,288	3,429	3,693	3,743	3,703
Dual train combined-cycle unit	749	757	799	884	829
Diesel internal combustion engine	304	318	364	214	245
Simple-cycle combustion turbines	89	53	46	44	46
	4,430	4,557	4,902	4,885	4,823
Biodiesel internal combustion engine	25	28	54	62	55
Hydro	9	5	11	19	10
Solar	37	39	5	—	—
Total net generated[1]	4,501	4,629	4,972	4,966	4,888
Purchased
Non-renewable	2,470	2,541	2,990	2,847	2,851
Renewable [2,3]	1,684	1,355	1,179	1,292	1,396
Total purchased[1]	4,154	3,896	4,169	4,139	4,247
Customer-sited solar	1,418	1,326	1,225	948	863
	10,073	9,851	10,366	10,053	9,998
GENERATION MIX (%)
Fuel oil
Conventional oil-fired steam units	32.6	34.8	35.6	37.3	37.0
Dual train combined-cycle unit	7.4	7.7	7.7	8.8	8.3
Diesel internal combustion engine	3.0	3.2	3.5	2.1	2.5
Simple-cycle combustion turbines	0.9	0.5	0.5	0.4	0.5
	43.9	46.2	47.3	48.6	48.3
Biodiesel internal combustion engine	0.2	0.3	0.5	0.6	0.6
Hydro	0.1	0.1	0.1	0.2	0.1
Solar	0.4	0.4	—	—	—
Total generation[1]	44.6	47.0	47.9	49.4	49.0
Purchased
Non-renewable	24.6	25.8	28.8	28.3	28.5
Renewable [2,3]	16.7	13.7	11.5	12.9	13.9
Total purchased[1]	41.3	39.5	40.3	41.2	42.4
Customer-sited solar	14.1	13.5	11.8	9.4	8.6
	100.0	100.0	100.0	100.0	100.0

[1]	Includes small generating resource at the Honolulu International Airport. This differs from the HEI Environmental, Social, Governance report, in which that generating resource is included in independent power producer generation.
[2]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[3]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. As of December 31, 2021, PGV’s capability of 23.9 MW has been re-incorporated into the utility’s firm contract power capability.
				(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Conventional oil-fired steam units	1,086	1,086	1,086	1,086	1,086
Simple-cycle combustion turbines [3]	279	279	279	280	150
Dual train combined-cycle unit	170	170	170	170	170
Diesel internal combustion engine	146	146	146	146	146
Biodiesel internal combustion engine [3]	57	57	57	57	121
	1,738	1,738	1,738	1,739	1,673
Firm purchase power contracts [4]
Non-renewable	448	448	448	448	448
Renewable [5]	92	68	68	69	103
	540	516	516	517	551
	2,278	2,254	2,254	2,256	2,224
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,744	1,744	1,744	1,745	1,679
Hawaii Electric Light	266	242	242	242	277
Maui Electric	268	268	268	269	268
	2,278	2,254	2,254	2,256	2,224
SYSTEM PEAK LOAD BY COMPANY (MW) [6]
Hawaiian Electric	1,072	1,087	1,193	1,190	1,184
Hawaii Electric Light	194	183	192	191	190
Maui Electric	205	201	217	217	210
	1,471	1,471	1,602	1,598	1,584
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	8,048	8,180	8,771	8,653	8,546
Average fuel oil cost per barrel	$80.06	$63.00	$82.17	$87.90	$68.78
Average fuel oil cost per million BTU (cents)	1,305.4	1,028.7	1,337.6	1,420.2	1,114.3
Fuel oil cost per net KWH generated (cents)	14.344	11.144	14.527	15,374	12.048
BTU per net KWH generated by company
Hawaiian Electric	10,962	10,808	10,852	10,894	10,879
Hawaii Electric Light	11,876	11,209	11,605	11,067	11,087
Maui Electric	10,543	10,639	10,460	10,406	10,406
Consolidated	10,988	10,834	10,860	10,826	10,812
OTHER DATA
Losses and system uses (%)	4.3	4.5	4.2	4.4	4.7
Reserve margin (%) [6]	54.8	53.2	40.7	42.8	42.0
Annual load factor (%) [6]	67.2	66.2	65.2	65.0	65.8
Average cost per KWH purchased from IPPs (cents)	16.142	14.597	15.191	15.445	13.813

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]	In 2018, the biodiesel supply for Campbell Industrial Park (CIP) CT-1 was shifted to Schofield Generation Station and CIP CT-1 now primarily consumes diesel. CIP CT-1 could still utilize biodiesel if necessary.
[4]	Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy, LLC.
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV) - see note 5 below. Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.
[5]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. As of December 31, 2021, PGV’s capability of 23.9 MW has been re-incorporated into the utility’s firm contract power capability.
[6]	Net; noncoincident and nonintegrated.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2021	2020	2019	2018	2017

CAPITAL RATIOS (%)[1]
Common equity tier 1
ASB	13.29	—	13.18	12.80	12.95
Requirement	4.50	—	4.50	4.50	4.50
Tier 1 capital
ASB	13.29	—	13.18	12.80	12.95
Requirement	6.00	—	6.00	6.00	6.00
Total capital
ASB	14.31	—	14.31	13.93	14.20
Requirement	8.00	—	8.00	8.00	8.00
Tier 1 leverage
ASB	7.86	8.38	9.06	8.70	8.58
Requirement	4.00	4.00	4.00	4.00	4.00
KEY STATISTICS (%)
Return on average assets
ASB	1.15	0.74	1.25	1.20	1.02
Peers [2]	1.36	0.96	1.26	1.27	0.95
Return on average equity
ASB	13.76	8.11	13.48	13.51	11.20
Peers [2]	12.45	9.08	10.60	10.51	8.39
Net interest margin
ASB	2.91	3.29	3.85	3.83	3.69
Peers [2]	3.21	3.30	3.59	3.69	3.50
Revenue growth
ASB	(3.14)	(2.87)	7.42	4.64	4.51
Peers [2]	6.56	8.61	6.73	10.26	9.68
Efficiency ratio
ASB	65.31	61.47	57.77	59.39	61.60
Peers [2]	55.64	56.38	56.19	55.97	57.51
Net charge-offs to loans outstanding
ASB	0.07	0.40	0.45	0.34	0.27
Peers [2]	0.07	0.07	0.09	0.07	0.07
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	59	31	56	50	38
Loan Growth (%)	(2.32)	4.39	5.72	3.68	(1.52)
Branch locations [3]	42	42	49	49	49
Number of ATMs	122	112	111	113	113

[1]	Effective with the June 2020 Call Report, under the CARES Act provision and the Community Bank Leverage Ratio (CBLR) framework, capital adequacy was measured solely through the Tier 1 leverage ratio. Under the interim rules, the minimum CBLR was 8% through 2020, 8.5% for 2021. ASB did not qualify for the abbreviated capital reporting under the interim rules in 2021 and resumed reporting risk-based capital ratios in September 2021.
[2]	Bank peers for 2018 to 2021 are based upon publicly traded banks and thrifts with $4 billion to $9 billion in total assets. Peers for 2017 was based on publicly traded banks and thrifts with $3.5 billion to $8 billion in total assets. The peer list is revised annually.
[3] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2021	2020	2019	2018	2017
(in thousands)
Interest and dividend income
Interest and fees on loans	$198,802	$214,134	$233,632	$220,463	$207,255
Interest and dividends on investment securities	43,464	30,529	32,922	37,762	28,823
Total interest and dividend income	242,266	244,663	266,554	258,225	236,078
Interest expense
Interest on deposit liabilities	4,981	10,654	16,830	13,991	9,660
Interest on other borrowings	59	460	1,610	1,548	2,496
Total interest expense	5,040	11,114	18,440	15,539	12,156
Net interest income	237,226	233,549	248,114	242,686	223,922
Provision for loan losses	(25,825)	50,811	23,480	14,745	10,901
Net interest income after provision for loan losses	263,051	182,738	224,634	227,941	213,021
Noninterest income
Fees from other financial services	21,225	16,447	19,275	18,937	22,796
Fee income on deposit liabilities	16,663	16,059	20,877	21,311	22,204
Fee income on other financial products	8,770	6,381	6,507	7,052	7,205
Gains on sale of investment securities, net	528	9,275	653	—	—
Gain on sale of real estate	—	—	10,762	—	—
Mortgage banking income	9,305	23,734	4,943	1,493	2,201
Other income, net	8,169	6,227	9,761	7,257	7,156
Total noninterest income	64,660	78,123	72,778	56,050	61,562
Noninterest expense
Compensation and employee benefits [1]	113,970	104,443	103,009	98,387	94,931
Occupancy and equipment	30,094	30,574	30,032	24,259	23,931
Data processing	17,634	14,769	15,306	14,268	13,280
Services	10,327	11,121	10,239	10,847	10,994
Other expense [1]	25,127	30,683	26,792	29,652	32,731
Total noninterest expense	197,152	191,590	185,378	177,413	175,867
Income before income taxes	130,559	69,271	112,034	106,578	98,716
Income taxes	29,325	11,688	23,061	24,069	31,719
Net income	$101,234	$57,583	$88,973	$82,509	$66,997
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1]	Amounts for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU 2017-07.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2021	2020	2019	2018	2017
(in thousands)

ASSETS
Cash and cash equivalents	$251,240	$292,726	$178,398	$126,284	$234,099
Investment securities
Available-for-sale investment securities, at fair value	2,574,618	1,970,417	1,232,826	1,388,533	1,401,198
Held-to-maturity investment securities, at amortized cost	522,270	226,947	139,451	141,875	44,515
Investment in stock of Federal Home Loan Bank, at cost	10,000	8,680	8,434	9,958	9,706
Loans receivable, net	5,150,388	5,260,917	5,080,107	4,792,707	4,628,381
Real estate acquired in settlement of loans, net	—	43	—	406	133
Other and other intangibles, net	590,897	554,613	511,611	485,941	398,437
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$9,181,603	$8,396,533	$7,233,017	$7,027,894	$6,798,659

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$8,172,212	$7,386,957	$6,271,902	$6,158,852	$5,890,597
Other borrowings	88,305	89,670	115,110	110,040	190,859
Other	193,268	183,731	146,954	124,613	110,356
Total liabilities	8,453,785	7,660,358	6,533,966	6,393,505	6,191,812

Common stock	353,896	351,759	349,454	347,171	345,019
Retained earnings	411,704	369,470	358,259	325,286	292,957
Accumulated other comprehensive income (loss), net of tax benefits	(37,782)	14,946	(8,662)	(38,068)	(31,129)
Total shareholder's equity	727,818	736,175	699,051	634,389	606,847
Total liabilities and shareholder's equity	$9,181,603	$8,396,533	$7,233,017	$7,027,894	$6,798,659
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted	2021	2020	2019	2018	2017

POPULATION BY COUNTY (thousands) [1]
Honolulu	n/a	964	973	981	987
Hawaii	n/a	203	202	202	200
Maui	n/a	168	168	167	167
Kauai	n/a	72	72	72	72
	—	1,407	1,415	1,423	1,425

VISITOR DATA
Visitor arrivals by air (thousands)	6,777	2,678	10,243	9,827	9,257
Visitor days by air (thousands)	65,343	28,517	89,692	88,009	83,412
Visitor expenditures by air (dollars in millions)	$12,995	$3,915	$17,657	$17,778	$16,734

Year-over-year change (%)
Visitor arrivals by air	153.1	(73.8)	5.3	5.9	4.9
Visitor days	129.1	(68.2)	2.9	5.4	4.7
Visitor expenditures by air	232.0	(73.6)	1.4	6.9	6.2

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]	$3,747	$3,108	$3,221	$3,268	$3,128
Government contracts awarded	$5,142	$3,081	$594	$1,949	$1,192
Estimated value of completed construction	n/a	$9,757	$9,609	$9,456	$8,384

OTHER DATA
State real gross domestic product (millions of 2012 dollars) [3]	$73,388	$70,625	$79,175	$82,204	$80,716
Honolulu Consumer Price Index (% change)	4.1	1.6	1.6	1.9	2.5
Total non-agriculture wage and salary jobs (thousands) [4]	569	557	659	658	655
Unemployment rate (average annual %)	7.5	11.6	2.5	2.5	2.5
Note: Columns may not foot due to rounding.
Sources: State of Hawaii Data Book 2020 (prior years), Hawaii State Department of Business, Economic Development & Tourism (DBEDT), Hawaii
Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, U.S. Census Bureau, and U.S. Bureau of Economic Analysis.
[1] Resident population estimates, including military personnel, excluding visitors, as of July 1. Data for 2021 not available at time of printing.
[2] Excludes public construction.
[3] Data from DBEDT and U.S. Bureau of Economic Analysis, which use 2012 dollars for comparative purposes.
[4] Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).
n/a: Not available

Appendix
EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management periodically use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities given the non-recurring nature of certain items. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP (core) earnings and the adjusted return on average common equity (ROACE) for HEI consolidated and the utility.
The reconciling adjustments from GAAP earnings to core earnings with respect to 2017 exclude the impact of the federal tax reform act due to the adjustment of deferred tax balances and the $1,000 employee bonuses paid by the bank related to federal tax reform. Management does not consider these items to be representative of the company’s fundamental core earnings. Management has shown adjusted non-GAAP (core) net income, adjusted non-GAAP (core) diluted earnings per common share and adjusted non-GAAP (core) ROACE in order to provide better comparability of core net income, EPS and ROACE between periods.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2021	2020	2019	2018	2017
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$246.2	$197.8	$217.9	$201.8	$165.3
Excluding special items (after-tax):
Bonus related to enactment of federal tax reform[2]	—	—	—	—	0.7
Federal tax reform impacts[3]	—	—	—	—	13.4
Non-GAAP (core) net income	$246.2	$197.8	$217.9	$201.8	$179.5
HEI CONSOLIDATED DILUTED EARNINGS PER COMMON SHARE (EPS)
GAAP (as reported)	$2.25	$1.81	$1.99	$1.85	$1.52
Non-GAAP (core) diluted earnings per common share	$2.25	$1.81	$1.99	$1.85	$1.65
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	10.4%	8.6%	9.8%	9.5%	7.9%
Based on non-GAAP (core)[4]	10.4%	8.6%	9.8%	9.5%	8.6%
Hawaiian Electric Company, Inc. and Subsidiaries
UTILITY NET INCOME
GAAP (as reported)	$177.6	$169.3	$156.8	$143.7	$120.0
Excluding special items (after-tax):
Federal tax reform impacts[3]	—	—	—	—	9.2
Non-GAAP (core) net income	$177.6	$169.3	$156.8	$143.7	$129.1
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	8.1%	8.1%	7.8%	7.6%	6.6%
Based on non-GAAP (core)[4]	8.1%	8.1%	7.8%	7.6%	7.1%

Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America.
[2]	Bonus paid by American Savings Bank related to enactment of federal tax reform.
[3]	Reflects the lower rates enacted by federal tax reform, primarily the adjustments to reduce the unregulated net deferred tax asset balances.
[4]	Calculated as non-GAAP (core) net income divided by average GAAP common equity.